UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

HOUSTON AMERICAN ENERGY CORP.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

HOUSTON AMERICAN ENERGY CORP.

801 Travis St., Suite 1425

Houston, Texas 77002

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

To Our Stockholders:

This information statement (the “Information Statement”) is first being furnished by Houston American Energy Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”) on or about ____, 2025 to the holders of record of the outstanding common stock of the Company, $0.001 par value per share (the “Common Stock”), on September 10, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on September 8, 2025 (the “Written Consent”), by the holders of a majority of the outstanding shares of Common Stock (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware and our amended and restated bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such action is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

The Written Consent:

1. approved the issuance of a number of shares of Common Stock pursuant to that certain common stock purchase agreement, dated July 10, 2025, between the Company and an institutional investor (the “ELOC Agreement”), in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the ELOC Agreement, as required by and in accordance with 713(a) of the NYSE American LLC Company Guide (the “Stockholder Approval Rule”), which requires stockholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement below the “Minimum Price” (as defined in the Stockholder Approval Rule) that constitutes 20% or more of the Company’s pre-transaction outstanding shares of Common Stock;

2. approved the issuance of a number of shares of Common Stock pursuant to that certain note purchase agreement, dated July 10, 2025, between the Company and an institutional investor (the “Note Purchase Agreement”), in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Note Purchase Agreement, as required by and in accordance with the Stockholder Approval Rule;

3. approved the Company’s 2025 Equity Incentive Plan and the reservation of an aggregate of 750,000 shares of Common Stock for the issuance of awards thereunder; and

4. approved amending the Company’s certificate of incorporation, as amended, in order to declassify the Company’s board of directors (the “Board”).

As described in this Information Statement, the foregoing actions were approved unanimously by the Board and subsequently by the Majority Stockholders by Written Consent.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement will be first distributed to you on or about _______, 2025.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

_______ , 2025	By Order of the Board,

Edward Gillespie
Chief Executive Officer

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INFORMATION STATEMENT FOR STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

This information statement (the “Information Statement”) is being mailed or otherwise furnished by Houston American Energy Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”) on or about ______, 2025 to the holders of record of the outstanding common stock of the Company, $0.001 par value per share (the “Common Stock”), on September 10, 2025 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on September 8, 2025 (the “Written Consent”), by the holders of a majority of the outstanding shares of Common Stock (the “Majority Stockholders”).

The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our amended and restated bylaws (the “Bylaws”) to approve the actions described herein. Accordingly, approval for such action is not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to our stockholders.

This Information Statement is being furnished by us to our stockholders as of the Record Date in order to inform our stockholders that the board of directors of the Company (the “Board”) and the Majority Stockholders have taken and approved the following actions:

1.	approved the issuance of a number of shares of Common Stock pursuant to that certain common stock purchase agreement, dated July 10, 2025, between the Company and an institutional investor (the “ELOC Agreement”), in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the ELOC Agreement, as required by and in accordance with 713(a) of the NYSE American Continued Listing Manual (the “Stockholder Approval Rule”),, which requires shareholder approval before issuing common stock in a private placement below the “Minimum Price” (as defined in the Stockholder Approval Rule) that constitutes 20% or more of the Company’s pre-transaction outstanding shares of Common Stock;

2.	approved the issuance of a number of shares of Common Stock pursuant to that certain note purchase agreement, dated July 10, 2025, between the Company and an institutional investor (the “Note Purchase Agreement”), in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Note Purchase Agreement, as required by and in accordance with the Stockholder Approval Rule;

3.	approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) and the reservation of an aggregate of 750,000 shares of Common Stock for issuance of awards thereunder; and

4.	approved amending the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) in order to declassify the Company’s board of directors (the “Board”).

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

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Vote Required

To be approved, each of the above actions must receive the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. As of the Record Date, the Company had 34,066,417 shares of Common Stock outstanding.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at Investor Relations, 801 Travis St., Suite 1425, Houston, Texas 77002, telephone: (713) 222-6966.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of Common Stock beneficially owned as of September 8, 2025 by:

●	each person or group known by us to beneficially own more than 5% of our outstanding voting securities;
●	each director;
●	each named executive officer; and
●	all of our current directors and named executive officers of the company as a group.

The number of shares of Common Stock beneficially owned by each 5% holder, director, or executive officer is determined by the rules of the U.S. Securities and Exchange Commission (“SEC”), and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of September 8, 2025 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after September 8, 2025 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares of Common Stock set forth in the following table. The inclusion in the table below of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares of Common Stock. As of September 8, 2025, there were 34,066,417 shares of Common Stock issued and outstanding.

The presentation of the shares of Common Stock in the following table reflects the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
5% Shareholders:
Bower Family Holdings, LLC(2)	3,284,598		9.6%
Abundia Financial, LLC(3)	27,599,221		81.0%

Named executive officers and directors:
Edward Gillespie, Chief Executive Officer and Director	-		-
Lucie Harwood, Chief Financial Officer	-		-
Joseph Gasik, Chief Operating Officer	-		-
Matthew Henninger, Director	-		-
Martha Crawford, Director	-		-
Peter Longo, Director	12,218	(4)	*
Robert Bailey, Director	1,500	(5)	*
All current directors and named executive officers as a group (7 persons)	13,718		*

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each person is 801 Travis St., Suite 1425, Houston, Texas 77002.

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(2)	The address of Bower Family Holdings, LLC (“BFH”) is 110 Kings Road, Kings Mountain, NC 28086. Kevin Bower has the sole voting control and investment discretion with respect to the shares of Common Stock held by BFH. Please also see “ – Closing of Share Exchange and Change of Control” below.
(3)	The address of Abundia Financial, LLC (“Abundia Financial”) is 48 Wall Street, 11th Floor, New York, NY, 10005. Edward Gillespie, Joseph Gasik and Kevin Bower, the managers of Abundia Financial, may be deemed to have shared voting and investment discretion with respect to the shares of Common Stock held by Abundia Financial. Messrs. Gillespie, Gasik and Bower disclaim beneficial ownership of such shares held by Abundia Financial, LLC except to the extent of their pecuniary interest therein. Please also see “ – Closing of Share Exchange and Change of Control” below.
(4)	Consists of 12,218 shares of Common Stock issuable upon exercise of stock options.
(5)	Consists of 1,500 shares of Common Stock issuable upon exercise of stock options.

Closing of Share Exchange and Change of Control

On July 1, 2025, as contemplated by that certain share exchange agreement, dated February 20, 2025, as amended (the “Share Exchange Agreement”), between the Company and Abundia Financial and BFH (the “AGIG Unitholders”), the Company acquired all of the outstanding units of Abundia Global Impact Group, LLC (“AGIG”) from the AGIG Unitholders in exchange for issuing to the AGIG Unitholders an aggregate of 31,778,032 shares of Common Stock, which is equal to 94% of the sum of (a) the aggregate issued and outstanding Common Stock at the time of the closing of such transaction (including the Exchange Shares (as defined in the Share Exchange Agreement)), plus (b) all Common Stock approved for issuance by the Company under a Future Equity Incentive Plan (as defined in the Share Exchange Agreement) at the time of such closing, contingent upon the approval by the stockholders of the Company of such Future Equity Incentive Plan (the “Share Exchange”). Immediately following the consummation of the Share Exchange, Abundia Financial directly held 84.6% of the outstanding shares of the Company, and BFH directly held 10.4%, and indirectly through Abundia Financial 46.3%, of the outstanding shares of Common Stock, resulting in a change of control of the Company.

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EXECUTIVE OFFICER COMPENSATION

The following table sets forth information regarding the compensation awarded to or earned by the executive officers listed below during the years ended December 31, 2024, and 2023. We have opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for only (i) our principal executive officer, (ii) the two most highly compensated executive officers other than our principal executive officer and (iii) if applicable, up to two individuals who would have qualified as our two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year. Throughout this document, the officers below are referred to as our “named executive officers” or “NEOs”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)

Peter Longo(2), Former CEO and CFO	2024	24,000	—	—	27,883	—	—	51,883
	2023	—	—	—	—	—	—	—
John Terwilliger(3), Former CEO	2024	240,000	—	—	—	21,225	—	261,225
	2023	210,000	200,000	—	—	32,940	—	442,940

(1)	The amounts consists of production payments under our Production Incentive Compensation Plan and with respect to revenues from prospects in Colombia. For a description of our Production Incentive Compensation Plan, see Note 9 to the consolidated financial statements included as part of Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 24, 2024.

(2)	On November 11, 2024, Mr. Longo was appointed as Chief Executive Officer and to the Board of Directors of the Company. On February 18, 2025, Mr. Longo was appointed Chief Financial Officer of the Company. On July 1, 2025, in connection with the Share Exchange, Mr. Longo resigned from his position as Chief Executive Officer of the Company.

(3)	On November 11, 2024, Mr. Terwilliger resigned as Chief Executive Officer of the Company. On December 30, 2025, Mr. Terwilliger resigned as a member of the Board of Directors of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to unexercised options previously awarded to the named executive officers at December 31, 2024. The presentation of the shares of Common Stock in the following table does not reflect the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Valu of Shares or Units of Stock That Have Not Vested

John Terwilliger	07/22/21	150,000	—	$1.77	07/22/31	—	$—
	11/11/20	150,000	—	1.45	11/10/30	—	—
	06/13/19	40,000	—	2.71	06/13/29	—	—
	03/20/18	40,000	—	3.75	03/20/28	—	—
	06/10/14	48,000	—	5.19	06/10/24	—	—
Peter Longo	12/16/24	10,870	—	0.73	12/16/34	8,696	6,087
	11/15/24	11,450	—	0.76	11/15/34	9,160	4,855

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Employment Arrangements

Mr. Longo does not have an employment agreement with the Company. While serving as an officer of the Company Mr. Longo received the following compensation: (1) a base salary of $15,000 a month, (2) the monthly-issuance of options to acquire a number of shares of the Company’s common stock equal to $15,000 divided by the then trading price per share (mid-month) of the Company’s common stock. Mr. Longo does not participate in health insurance or other benefit plans available to company employees.

Mr. Terwilliger resigned as CEO of the Company effective November 11, 2024. In November 2024, we entered into an agreement with John Terwilliger, to pay Mr. Terwilliger $800,000 in exchange for terminating his change of control agreement with the Company. In addition, Mr. Terwilliger retired as a director on December 31, 2025 and remains an advisor to the Company for $2,500 per month. No stock options were granted to Mr. Terwilliger during 2024.

Director Compensation Table

The following table provides compensation information for the year ended December 31, 2024, for each member of our Board. The presentation of the shares of Common Stock in the following table does not reflect the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Stephen Hartzell(3)	25,594	—	21,243	—	—	46,837
Keith Grimes(4)	25,594	—	21,243	—	—	46,837
Robert Bailey(5)	2,925	—	22,174	—	—	25,099
James Schoonover(6)	11,700	—	21,243	—	—	32,943

(1)	Reflects the grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The Company’s FASB ASC Topic 718 assumptions used in these calculations are set forth in Note 6 to the Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 30, 2025.

(2)	The following are the aggregate number of option awards outstanding that have been granted to each of our non-employee directors as of December 31, 2024, the last day of the 2024 fiscal year: Mr. Hartzell: 116,000; Mr. Grimes: 116,000; Mr. Bailey: 15,000; and Mr. Schoonover: 320,666.

(3)	Resigned from the Board on July 1, 2025.

(4)	Resigned from the Board on August 1, 2025.

(5)	Appointed as a member of the Board on November 11, 2024.

(6)	Resigned from the Board on November 11, 2024.

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Standard Director Compensation Arrangements

During the fiscal year ended December 31, 2024, we compensated non-employee members of the Board through a mixture of cash and equity-based compensation. Cash compensation arrangements for our non-employee directors consisted of the following payments: (i) annual retainer of $11,700; (ii) annual retainer for service on each board committee of $3,900; (iii) annual retainer for service as chair of the audit committee of $4,875; and (iv) annual retainer for service as chair of the compensation committee of $4,875. Each of the annual retainers is payable in equal quarterly installments. We also reimbursed expenses incurred by non-employee directors to attend Board and committee meetings.

During the fiscal year ended December 31, 2024, on the date of the initial appointment or election of each non-employee director, and on the date of each annual meeting thereafter, each non-employee director received a stock option grant to purchase 20,000 shares of Common Stock (pro-rated if appointment or election is other than at an annual meeting of stockholders) at a price equal to the fair market value of the Common Stock on the date of grant. Options granted to directors vest 20% on the date of grant and 80% nine months from the date of grant.

During the fiscal year ended December 31, 2024, directors who were also our employees did not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as employees of the Company.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

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ACTION ONE

APPROVAL TO ISSUE ALL OF THE PURCHASE SHARES in CONNECTION WITH THE COMMITTED EQUITY FINANCING

Summary and Background

The Majority Stockholders approved, for purposes of complying with the Stockholder Approval Rule, the issuance of a number of shares of Common Stock below the Minimum Price in excess of 19.9% of the number of shares of Common Stock outstanding immediately prior to the ELOC Agreement to a certain institutional investor in connection with the Committed Equity Financing (as defined below).

NYSE American’s Stockholder Approval Rule requires that a listed company obtain stockholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement below the “Minimum Price” that constitutes 20% or more of such company’s pre-transaction outstanding common stock or voting power. Accordingly, the Company cannot issue or sell any shares of Common Stock pursuant to the ELOC Agreement if the aggregate number of shares of Common Stock that would be issued below the Minimum price would exceed the number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the date of the ELOC Agreement. However, the Exchange Cap will not be applicable to limit the number of shares of Common Stock that the Company may sell to the ELOC Investor to the extent the purchase price per share paid by the ELOC Investor for the shares of Common Stock is equal to or greater than the Minimum Price.

Committed Equity Financing

On July 10, 2025, the Company entered into the ELOC Agreement with Tumim Stone Capital, LLC (the “ELOC Investor”), providing for a committed equity financing facility, pursuant to which, upon the terms and subject to the satisfaction of the conditions contained in the ELOC Agreement, the ELOC Investor has committed to purchase, at the Company’s direction in its sole discretion, up to and aggregate of $100,000,000 of shares of Common Stock during a 24-month period (the “Purchase Shares”), subject to certain limitations set forth in the ELOC Agreement, including a limitation on the number of Purchase Shares that may be deemed beneficially owned by the ELOC Investor at any time equal to 9.99% of the outstanding shares of the Common Stock at such time. The purchase price per Purchas Share to be paid by the ELOC Investor will be equal to 96% of the lowest daily volume-weighted average price (the “VWAP”) of the Common Stock during the three trading days immediately following the date that the purchase notice with respect to the particular VWAP Purchase (each, a “VWAP Purchase Notice”) is timely delivered from the Company to the ELOC Investor, subject to certain limitations, such as a floor price of $0.10 per share and a limitation on the maximum number of Purchase Shares in each VWAP Purchase Notice determinable by a formula contained in the ELOC Agreement. The ELOC Investor has no right to require the Company to sell any Purchase Shares to the ELOC Investor, but the ELOC Investor is obligated to make purchases of Purchase Shares as directed by the Company, subject to the satisfaction of conditions set forth in the ELOC Purchase Agreement.

Concurrently with the execution of the ELOC Agreement, the Company and the ELOC Investor also entered into a Registration Rights Agreement, dated July 10, 2025 (the “ELOC Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC one or more registration statements, to register under the Securities Act the offer and resale by the ELOC Investor of all of the Purchase Shares that may be issued and sold by the Company to the ELOC Investor from time to time under the ELOC Agreement. On August 12, 2025, the Company’s Registration Statement on Form S-1, as amended (File No. 333-289142), was declared effective by the SEC, which registered for resale by the ELOC Investor an aggregate of 10,300,000 Purchase Shares (the “ELOC Registration Statement”). The ELOC Agreement, together with the ELOC Registration Rights Agreement, are referred hereto as the “Committed Equity Financing”.

Pursuant to the ELOC Agreement, the parties thereto agreed that in no event will the Company issue to the ELOC Investor and any of its affiliates under the ELOC Agreement, or otherwise, more than 6,703,597 shares of Common Stock, which number represents 19.9% of the shares of the Common Stock outstanding immediately prior to the execution of the ELOC Agreement (the “ELOC Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock to the ELOC Investor and any of its affiliates in excess of the ELOC Exchange Cap under the ELOC Agreement.

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NYSE American Requirements and the Necessity of Stockholder Approval

Section 713(a) of the NYSE American LLC Company Guide requires an issuer to obtain stockholder approval as a prerequisite to approval of an application to list additional shares when such additional shares will be issued in connection with the sale, issuance, or potential issuance by such issuer of its shares of common stock (or securities convertible into or exercisable for shares of common stock) equal to 20% or more of the presently outstanding stock for less than the Minimum Price. Shares of common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether such 20% limit has been reached, subject to certain exceptions.

The Majority Stockholders therefore approved the issuance of a number of shares of Common Stock below the Minimum Price in excess of the ELOC Exchange Cap in order to comply with the Stockholder Approval Rule.

Effect of Stockholder Approval on the ELOC Exchange Cap

By obtaining stockholder approval of the issuance of such number of shares of Common Stock in excess of the ELOC Exchange Cap in the Committed Equity Financing, we now have the option to issue the maximum number of shares of Common Stock issuable under the ELOC Agreement, which would exceed 19.9% of our issued and outstanding shares of Common Stock as of the date we executed the ELOC Agreement. Additionally, the Company registered an aggregate of 10,300,000 Purchase Shares for resale by the ELOC Investor on the ELOC Registration Statement. The rights or privileges of existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted should we issue any Purchase Shares. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance.

Additional Information

This summary is intended to provide you with basic information concerning the Committed Equity Financing. The full texts of each of the form of the ELOC Agreement and form of ELOC Registration Rights Agreement were filed as exhibits to our Current Report on Form 8-K, filed with the SEC on July 16, 2025.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ACTION TWO

APPROVAL TO ISSUE ALL OF THE CONVERSION SHARES in CONNECTION WITH THE CONVERTIBLE NOTE FINANCING

Summary and Background

The Majority Stockholders approved, for purposes of complying with the Stockholder Approval Rule, the issuance of a number of shares of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Note Purchase Agreement, to a certain institutional investor in connection with the Convertible Note Financing (as defined below).

NYSE American’s Stockholder Approval Rule requires that a listed company obtain stockholder approval before issuing common stock (or securities convertible into or exercisable for common stock) in a private placement below the “Minimum Price” that constitutes 20% or more of such company’s pre-transaction outstanding common stock or voting power. Accordingly, the Company cannot issue any shares of Common Stock upon conversion of the Note if the aggregate number of shares of Common Stock that would be issued would exceed the number of shares equal to 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the date of the Note Purchase Agreement.

Convertible Note Financing

On July 10, 2025, the Company entered into the Note Purchase Agreement with 3i, LP (the “Note Investor”), pursuant to which the Company sold, and the Note Investor purchased, the Note in the original principal amount of $5,434,783, which is convertible into shares of Common Stock upon the terms and subject to the limitations and conditions set forth in the Note Purchase Agreement. Concurrently on July 10, 2025 and in connection with the Company’s entry into the Note Purchase Agreement, (i) the Company entered into a registration rights agreement (the “Note Registration Rights Agreement”) with the Note Investor pursuant to which the Company agreed to file with the SEC a registration statement under the Securities Act covering the resale of the Conversion Shares (defined below), (ii) a security agreement (the “Security Agreement”) pursuant to which the Company granted to the Note Investor a security interest in all of the assets of the Company, and (iii) a subsidiary of the Company entered into a subsidiary guarantee (the “Subsidiary Guarantee”) to secure the Company’s payment obligations under the Note. The Security Purchase Agreement, Note Registration Rights Agreement, Security Agreement and Subsidiary Guarantee are together referred hereto as the “Convertible Note Financing”.

The Note was issued with an 8% original issue discount and accrues interest at a rate of 7% per annum and matures on July 10, 2026 (the “Maturity Date”). Interest in guaranteed through the Maturity Date regardless of whether the Note is earlier converted or redeemed. The Note is convertible by the holder thereof in whole or in part at any time after issuance and prior to the Maturity Date into the number of shares of Common Stock equal to (x) the sum of (i) the portion of the principal amount to be converted or redeemed, (ii) all accrued and unpaid interest with respect to such principal amount, and (iii) all accrued and unpaid late charges with respect to such principal and interest amounts, if any, divided by (y) a conversion price of $10.92 per share, which price is subject to adjustment in certain circumstances (such shares of Common Stock issuable upon conversion of the Note, the “Conversion Shares”). Notwithstanding the foregoing, such conversions are subject to a 4.99% beneficial ownership limitation contained in the Note (or up to 9.99% at the election of the Note Investor pursuant to the Note), and the Company is required to obtain stockholder approval to issue Conversion Shares to the Note Investor that in excess of 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the execution of the Note Purchase Agreement (the “Note Exchange Cap”).

On August 12, 2025, the Company’s Registration Statement on Form S-1, as amended (File No. 333-289146), was declared effective by the SEC, which registered for resale by the Note Investor an aggregate of 1,597,590 Conversion Shares (the “Note Registration Statement”).

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NYSE American Requirements and the Necessity of Stockholder Approval

Section 713(a) of the NYSE American LLC Company Guide requires an issuer to obtain stockholder approval as a prerequisite to approval of an application to list additional shares when such additional shares will be issued in connection with the sale, issuance, or potential issuance by such issuer of shares of its shares of common stock (or securities convertible into or exercisable for shares of common stock) equal to 20% or more of the presently outstanding stock for less than the Minimum Price. Shares of common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether such 20% limit has been reached, subject to certain exceptions.

The Majority Stockholders therefore approved the issuance of a number of shares of Common Stock below the Minimum Price in excess of the Note Exchange Cap in order to comply with the Stockholder Approval Rule.

Effect of Stockholder Approval on the Note Exchange Cap

By obtaining stockholder approval of the issuance of such number of shares of Common Stock in excess the Note Exchange Cap in the Convertible Note Financing, we now have the option to issue the maximum number of Conversion Shares issuable under the Note, which would exceed 19.99% of our issued and outstanding shares of Common Stock as of the date we executed the Note Purchase Agreement. Additionally, the Company registered an aggregate of 1,597,590 Conversion Shares for resale by the Note Investor on the Note Registration Statement. The rights or privileges of existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted should we issue any Conversion Shares. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance.

Additional Information

This summary is intended to provide you with basic information concerning the Convertible Note Financing. The full texts of each of the form of Note Purchase Agreement, form of Note Registration Rights Agreement, and the form of Note were filed as exhibits to our Current Report on Form 8-K, filed with the SEC on July 16, 2025.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ACTION THREE

APPROVAL OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Summary and Background

Each of the Board and the Majority Stockholders have approved the 2025 Plan. The 2025 Plan authorizes us to provide additional incentives to current and potential employees, directors and consultants, and to issue up to 750,000 shares of Common Stock (the “Plan Shares”) pursuant to awards granted thereunder to such participants.

The purpose of the 2025 Plan is to advance the interests of the Company, its subsidiaries, affiliates, and stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Company, by motivating such individuals to contribute to the growth and the profitability of the Company by aligning such individuals with the interests of the Company’s stockholders, and by rewarding such individuals for their services by tying a signification portion of their compensation to the success of the Company.

The 2025 Plan will be administered by the compensation committee of the Board (the “Compensation Committee”). The 2025 Plan will remain in effect and awards can be granted thereunder until the earlier of its termination by the Board or the date on which all Plan Shares have been granted, and otherwise remains in effect for a period of ten years from the date of approval by the Majority Stockholders.

Awards that may be granted under the 2025 Plan consist of: (a) incentive stock options (“ISOs”); (b) non-statutory stock options (“NSOs”, and together with ISOs, “Options”); (c) stock appreciation rights (“SARs”); (d) restricted shares of Common Stock; (e) restricted stock units (“RSUs”); and (f) other stock-based awards.

Options and SARs and shares of Common Stock acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee determines. The exercise price of such securities will be established in the discretion of the Committee; provided, however, that the exercise price per share cannot be less than the Fair Market Value (as defined in the 2025 Plan) of a share of Common Stock on the date of grant of the Option (and the exercise price per share of an ISO granted to any holder of 10% or more of the Common Stock cannot be less than 110% of such Fair Market Value on the date of such grant). Options granted under the 2025 Plan cannot be exercisable for period exceeding ten (10) years from the date of grant, provided that ISOs granted under the 2025 Plan to any holder of 10% or more of the Common Stock cannot be exercisable for period exceeding five (5) years from the date of grant,

RSUs confer on the holder the right to receive shares of Common Stock at a future date and are denominated in units. No shares of Common Stock are actually issued to the recipient of an RSU on the grant date. Instead, when an RSU award vests, it is settled by a delivery of shares of Common Stock.

Restricted stock awards are awards of shares of Common Stock that vest in accordance with the terms and conditions set forth in an award agreement. Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to the restricted stock award have been satisfied or lapse, such shares become freely transferable by the holder.

Each Option, SAR, RSU and restricted stock award will be evidenced by an award agreement specifying, as applicable, the number of shares to which the award relates, any vesting schedule or vesting conditions, and all other terms and conditions of the award.

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Administration of the 2025 Plan

The 2025 Plan will be administered by our Compensation Committee. All questions of interpretation of the 2025 Plan, of any award agreement or of any other form of agreement or other document employed by us in the administration of the 2025 Plan or of any award shall be determined by the Compensation Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the 2025 Plan or such award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Compensation Committee in the exercise of its discretion pursuant to the 2025 Plan or award agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. The Board or the Compensation Committee may at any time amend, suspect or terminate the 2025 Plan, subject to stockholder approval in the case of an amendment requiring stockholder approval under applicable law.

Eligible Recipients

Current employees, directors and consultants, as well as prospective employees, directors and consultants to whom awards are offered to be granted in connection with written offers of an employment or other service relationship with the Company and any of its parents, subsidiaries or affiliates are eligible to receive equity awards under the 2025 Plan.

Shares Available Under the 2025 Plan

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2025 Plan is 750,000 shares. Such shares shall consist of authorized but unissued or reacquired shares of Common Stock or any combination thereof, subject to adjustment for certain corporate changes affecting such shares, such as stock splits, merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, or stock dividend. Shares underlying cancelled or forfeited equity awards granted under the 2025 Plan may again become available for grant under the 2025 Plan, subject to certain exceptions. As of the date of this Information Statement, 750,000 shares are available for issuance under the 2025 Plan. We intend for awards granted pursuant to the 2025 Plan to comply with Section 409A of the Internal Revenue Code (including any amendments or replacements of such section), and the 2025 Plan to be so construed.

New Plan Benefits

The following table sets forth the grants of fully vested shares of Common Stock to the named directors and officers below that are contingent upon the effectiveness of the 2025 Plan. The Company is contemplating registering such shares of Common Stock on a registration statement on Form S-8.

Name and Position	Dollar Value ($)	Number of Awards(1)
Peter Longo	(2)	40,000
Robert Bailey	(2)	56,000
Michelle McLaughlin	(2)	10,000
All current executive officers as a group	—	—
All current directors who are not Company executive officers as a group	(2)	96,000
All current Company employees, including current Company officers who are not Company executive officers, as a group	(2)	10,000

(1) Awards to be granted under the 2025 Plan to recipients are discretionary and are not subject to set benefits or amounts under the terms of the 2025 Plan. Accordingly, except as noted below, the benefits or amounts that will be received by or allocated to such recipient under the 2025 Plan in the future are not determinable. The number of awards in the table above is the number of shares of Common Stock contingent upon the effectiveness of the 2025 Plan.

(2) The dollar value will equal the aggregate Fair Market Value of such shares of Common Stock on the date of grant.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans. The presentation of the shares of Common Stock in the following table does not reflect the Company’s 1-for-10 reverse stock split of its Common Stock effected on June 6, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	916,987	$2.09	87,680
Equity compensation plans not approved by security holders	-	-	-

	916,987	$2.09	87,680

(1)	Consists of shares (a) reserved for issuance pursuant to outstanding options granted and (b) shares remaining available for future issuance; under the Company’s 2021 Equity Incentive Plan.

Additional Information

This summary of the 2025 Plan is intended to provide you with basic information concerning the 2025 Plan and is qualified by the full text of the form of 2025 Plan, which is attached as Appendix A to this Information Statement.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ACTION FOUR

AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

Summary and Background

Our Board and Majority Shareholders have approved an amendment to our Certificate of Incorporation to declassify our Board so that annual elections for all of our directors will be held immediately following the effectiveness of such amendment.

Our Certificate of Incorporation provides for three classes of directors, with each class elected for a staggered three-year term. As part of the current Board’s ongoing evaluation of the corporate governance structures and practices of the Company after the consummation of the Share Exchange and after carefully weighing the considerations of a classified Board versus a declassified Board, the Board believes it is advisable and in the best interests of the Company and its stockholders to amend our Certificate of Incorporation to eliminate the concept of a classified Board so that the Board will be fully declassified by the next annual meeting of stockholders to be held in 2025 (the “Declassification Amendment”).

The Declassification Amendment will amend Article VI, Section 2 of the Certificate of Incorporation to provide that our classified Board structure will be eliminated upon the effectiveness of the Declassification Amendment upon its filing with the Secretary of State of the State of Delaware, such that from and after the 2025 annual meeting of stockholders, all directors will be up for election at each annual meeting and will serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal, notwithstanding that a director may previously have been elected for a term that extended beyond the date of the 2025 annual meeting of stockholders.

The general description of the Declassification Amendment set forth above is a summary only and is qualified in its entirety by, and subject to, the full text of the Declassification Amendment, which is attached to this Information Statement as Appendix B. Certain conforming changes will be required to be made to our Bylaws, contingent upon the effectiveness of the proposed amendment to the Certificate of Incorporation. The Board has adopted the conforming changes to the Bylaws (which do not require stockholder approval), with such changes as the Board may approve consistent with the amended Certificate of Incorporation.

Vote Required

Under the DGCL and our Bylaws, the affirmative vote of a majority of the shares of our Common Stock cast and entitled to vote is required. Accordingly, this action was approved by the affirmative vote of the Majority Stockholders through the Written Consent.

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ADDITIONAL INFORMATION

Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC. You are encouraged to review our most recently filed Annual Report on Form 10-K filed with the SEC, together with any subsequent reports or other information that we have filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

Costs of the Information Statement

The Company is mailing and/or distributing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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Appendix A

Form of 2025 Plan

A-1

Houston American Energy Corp.

2025 Equity Incentive Plan

i

8.	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.		10

	8.1	Types of Restricted Stock Awards Authorized	10

	8.2	Purchase Price	10

	8.3	Vesting and Restrictions on Transfer	10

	8.4	Voting Rights; Dividends and Distributions	10

	8.5	Effect of Termination of Service	11

	8.6	Nontransferability of Restricted Stock Award Rights	11

9.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.		11

	9.1	Grant of Restricted Stock Unit Awards	11

	9.2	Vesting	11

	9.3	Voting Rights, Dividend Equivalent Rights and Distributions	11

	9.4	Effect of Termination of Service	11

	9.5	Settlement of Restricted Stock Unit Awards	12

	9.6	Nontransferability of Restricted Stock Unit Awards	12

10.	OTHER STOCK-BASED AWARDS.		12

11.	EFFECT OF CHANGE IN CONTROL ON OPTIONS AND SARS.		12

	11.1	Accelerated Vesting	12

	11.2	Assumption or Substitution	12

	11.3	Effect of Change in Control on Restricted Stock and Other Type of Awards	13

12.	COMPLIANCE WITH SECURITIES LAW.		13

13.	TAX WITHHOLDING.		13

	13.1	Tax Withholding in General	13

	13.2	Withholding in Shares	13

14.	AMENDMENT OR TERMINATION OF PLAN.		13

15.	MISCELLANEOUS PROVISIONS.		14

	15.1	Repurchase Rights	14

	15.2	Provision of Information	14

	15.3	Rights as Employee, Consultant or Director	14

	15.4	Rights as a Stockholder	14

	15.5	Fractional Shares	14

	15.6	Severability	14

	15.7	Beneficiary Designation	14

	15.8	Unfunded Obligation	14

ii

Houston American Energy Corp.

2021 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Houston American Energy Corp. 2025 Equity Incentive Plan (the “Plan”) is hereby adopted on [__], 2025 [subject to approval by the stockholders of the Company] ([the date of such approval,] the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s stockholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units and other Stock-Based Awards as described below.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, SAR, Restricted Stock Award, Restricted Stock Unit or other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(v)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(ii) the liquidation or dissolution of the Company.

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For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(h) “Company” means Houston American Energy Corp., a Delaware corporation, or any Successor.

(i) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.

(j) “Director” means a member of the Board or of the board of directors of any Participating Company.

(k) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(l) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee of the Company or a Parent Corporation or Subsidiary Corporation for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.

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(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(o) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(p) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(q) “Nonemployee Director” means a Director who is not an Employee.

(r) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(s) “Officer” means any person designated by the Board as an officer of the Company.

(t) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(u) “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.

(v) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company.

(w) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(x) “Participant” means any eligible person who has been granted one or more Awards.

(y) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(z) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(aa) “Restricted Stock Award” means an Award of Restricted Stock.

(bb) “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 9 and the Participant’s Award Agreement.

(cc) “Restriction Period” means the period established in accordance with Section 8.3 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

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(dd) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ee) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(hh) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ii) “Stock-Based Awards” means any Award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 9 of the Plan.

(jj) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(kk) “Successor” means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

(ll) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(mm) “Vesting Conditions” means those conditions established in accordance with Section 8.3 or Section 9.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or the award of Restricted Stock Units, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(k) to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the date of grant, and (ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.

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3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.6 Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

3.7 Repricing Prohibited. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Awards having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code section 424(a) applies, within the meaning of Section 424 of the Code.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Seven Hundred and Fifty Thousand (750,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. When a SAR settled in shares of Stock is exercised, the total number of shares subject to the SAR with respect to which the exercise occurs shall count against the limit, regardless of the number of shares actually issued in settlement of the SAR. Shares used to pay the exercise price of an Option shall not again become available for future grant or issuance under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or issuance under the Plan. To the extent an Award is settled in cash rather than shares of Stock, such cash payment shall not reduce the number of shares available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

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5. ELIGIBILITY AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

5.2 Participation. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4 Award Limits. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2.

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6. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 409A or 424(a) of the Code.

6.2 Exercisability and Term of Options.

(a) Option Vesting and Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, (ii) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the date of grant of such Option, and (iii) no Option offered or granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

(b) Participant Responsibility for Exercise of Option. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant’s request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) subject to limitations set forth in Section 6.3(b), by payment in cash or by check, payable to the order of the Company, of the par value of the Stock to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Participant’s recourse promissory note, in a form specified by the Committee and to the extent consistent with applicable law, secured by the Stock acquired upon exercise of the Option and such other security as the Committee may require; (iv) except as may otherwise be provided in the applicable Option agreement or approved by the Committee, in its sole discretion, by (1) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (2) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; (v) except in the case of an Incentive Stock Option, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (1) the number of shares underlying the portion of the Option being exercised less (2) such number of shares as is equal to (x) the aggregate exercise price for the portion of the Option being exercised divided by (y) the value of the Stock on the date of exercise and, at the election of the Participant, less (3) such number of shares as is equal in value to the withholding obligation (if any) provided in Section 13; (vi) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vii) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Committee shall determine. The Committee shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Committee, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Effect of Termination of Service.

(a) (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

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7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that the exercise price per share subject to a SAR shall be not less than the Fair Market Value of a share of Stock on the date of grant of the SAR.

7.2 Exercisability and Term of SARs. SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten (10) years after the date of grant of such SAR.

7.3 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.4 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.

7.5 Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

8. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine.

8.2 Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

8.3 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or criteria, including as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.6. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.

8.4 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.3 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

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8.5 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.6 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine.

9.2 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.3 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

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9.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.

9.6 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. OTHER STOCK-BASED AWARDS.

In addition to the Awards set forth in Sections 6 through 9 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.

11. EFFECT OF CHANGE IN CONTROL ON OPTIONS AND SARS.

11.1 Accelerated Vesting. The Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

11.2 Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options or stock appreciation rights for the Acquiring Corporation’s stock. With respect to any Options or SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control the Committee may, subject to such terms as the Committee determines (a) upon notice to a Participant, provide that all of the Participant’s unvested and/or unexercised Awards will terminate immediately prior to the consummation of the Change in Control event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice; (b) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part, prior to the Change in Control; (c) in the event a Change in Control under which holders of Stock will receive a cash payment for each share surrendered in the Change in Control (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (i) the number of shares of Stock subject to the vested portion of the Award multiplied by (ii) the excess, if any, of (1) the Acquisition Price over (2) the exercise price of the Award and any applicable tax withholdings, in exchange for the termination of the Award; (d) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (net of any exercise, measurement or purchase price and applicable tax withholdings); or (e) any combination of the foregoing. Notwithstanding the foregoing, shares acquired upon exercise of an Option or SAR prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options or SARs immediately prior to an Ownership Change Event described in Section 2.1(v)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.

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11.3 Effect of Change in Control on Restricted Stock and Other Type of Awards. The Committee may, in its discretion, provide, in the event of a Change in Control, (a) that the lapsing of any applicable Vesting Condition or Restriction Period applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement or (b) if and to the extent so provided in the applicable Award Agreement, that the awards shall settle according to the terms of the Award Agreement; provided, however, that such acceleration or waiver or settlement shall not occur to the extent an Award is assumed or substituted with a substantially equivalent Award in connection with the Change in Control. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

12. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign laws with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13. TAX WITHHOLDING.

13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a cashless exercise of an Option or, except in the case of an Incentive Stock Option, the net exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award (except in the case of an Incentive Stock Option), or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14. AMENDMENT OR TERMINATION OF PLAN.

The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

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15. MISCELLANEOUS PROVISIONS.

15.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

15.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

15.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

15.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

15.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

15.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

15.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

15.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.

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Appendix B

Form of Declassification Amendment

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CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF HOUSTON AMERICAN ENERGY CORP.

********

HOUSTON AMERICAN ENERGY CORP. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), in accordance with Sections 228 and 242 of the DGCL, does hereby certify:

FIRST: The board of directors of the Corporation (the “Board”), acting pursuant to Section 141(f) of the DGCL, duly adopted a resolution setting forth the proposed amendment to the certificate of incorporation of the Corporation, as amended (the “Certificate of Incorporation”), described below, declaring said amendment to be advisable and recommending its approval to the stockholders of the Corporation for consideration thereof, and the Corporation’s stockholders have duly adopted such amendment in accordance with Section 228 of the DGCL.

SECOND: That Article VI, Section 2 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“2. Directors.

The term of each director of the Company serving as of the date of the annual meeting of the Company’s stockholders to be held in 2025 (or special meeting of such stockholders called and held for such a purpose) shall expire at the annual meeting of the Company’s stockholders to be held in 2025, notwithstanding that such director may previously have been elected for a term that extended beyond the date of such annual meeting of the Company’s stockholders to be held in 2025. At such annual meeting of the Company’s stockholders held in 2025 and at each annual meeting of the Company’s stockholders thereafter (or special meeting of such stockholders called and held for such a purpose), each of the Company’s directors shall be elected for a term expiring at the next succeeding annual meeting of the Company’s stockholders, with each such director to hold office until his or her successor shall be duly elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office. Moreover, except as otherwise provided in this Certificate of Incorporation or any Preferred Stock Designation, each director elected at an annual meeting of the Company’s stockholders, and each director elected or appointed in the interim to fill a vacancy in the Board of Directors or newly created directorship, shall hold office until the expiration of the term for which such director was elected or appointed and until such director’s successor is duly elected and qualified or until such director’s prior death, resignation, retirement, disqualification or removal. Whenever the holders of any class or classes of stock or any series thereof shall be entitled to elect one or more directors pursuant to this Certificate of Incorporation or any Preferred Stock Designation, and except as otherwise provided herein or therein, vacancies and newly created directorships of such class or classes or series thereof may be filled by a majority of the directors elected by such class or classes or series thereof then in office, by a sole remaining director so elected or by the unanimous written consent or the affirmative vote of a majority of the outstanding shares of such class or classes or series entitled to elect such director or directors.”

THIRD: This certificate of amendment to the Certificate of Incorporation (this “Certificate of Amendment”) was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

FOURTH: This Certificate of Amendment shall be effective as of [____] [A.M.][P.M.] New York Time on the date written below.

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IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Chief Executive Officer this [__] day of [___], 2025.

HOUSTON AMERICAN ENERGY CORP.

By:
Name:	Edward Gillespie
Title:	Chief Executive Officer

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